                                                                   EXHIBIT 10.11



                               WARRANT AGREEMENT

                          dated as of December 1, 1997

                                 by and between

                           CROSS TIMBERS OIL COMPANY

                                      and

                               AMOCO CORPORATION

     THIS WARRANT AGREEMENT is dated as of December 1, 1997, by and between CROSS TIMBERS OIL COMPANY, a Delaware corporation (the "Company"), and AMOCO CORPORATION, an Indiana corporation ("Amoco").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Company and Amoco Production Company, a wholly-owned indirect subsidiary of Amoco ("Amoco Production"), have entered into a Purchase and Sale Agreement dated as of September 29, 1997 (the "Acquisition Agreement");

     WHEREAS, in partial consideration for Amoco Production's sale of certain properties under the Acquisition Agreement to the Company, the Company has agreed to issue warrants to Amoco to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock");

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.     Grant.  The Company hereby grants to Amoco the right to
                    -----
purchase (the "Warrants"), at any time and from time to time until 5:00 p.m., Fort Worth, Texas time, on September 29, 2002 (the "Exercise Period"), up to 625,000 shares (the "Shares") of Common Stock (subject to adjustment as provided in Section 8 hereof) at an exercise price of $22.97 per Share (subject to adjustment as provided in Section 8 hereof), all subject to the terms and conditions of this Agreement.

     Section 2.     Warrant Certificates.  The warrant certificates (the
                    --------------------
"Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions and other variations as required or permitted by this Agreement. The Warrant Certificates shall further evidence the Warrants granted hereby.

     Section 3.     Exercise of Warrants; Method of Exercise.  The purchase
                    ----------------------------------------
rights represented by the Warrant Certificates are exercisable at the option of the Holder (as defined herein) thereof, in whole or in part (but not for fewer than 200,000 Shares), at any time and from time to time during the Exercise Period. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment to the Company of the Common Stock Exercise Price (as hereinafter defined) by federal wire transfer of immediately available funds for the Shares purchased, at the Company's principal offices in Fort Worth, Texas (currently located at 810 Houston Street, Suite 2000, Fort Worth, Texas 76102), the registered holder of the Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Shares so purchased. In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company, at its expense, shall cancel such Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder. The Holder shall identify the aggregate principal amount of Shares for which the Warrant is exercised on the Form of Election to Purchase.

     Section 4.     Issuance of Certificates.  Upon the exercise of Warrants,
                    ------------------------
the issuance of certificates for the Shares and/or other securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax or other governmental charge imposed in respect of the issuance thereof (other than state or federal income taxes), and such certificates shall (subject to the provisions of Section 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax or other governmental charge that may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder thereof and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or charge has been paid or that no tax or other governmental charge is payable.

     The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the then-serving Chairman or Vice Chairman of the Board of Directors or President or any Vice President of the Company under its corporate seal reproduced thereon and by the manual or facsimile signature of the then-serving Treasurer or any Assistant Treasurer or Secretary or any Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer. Certificates representing the Shares issuable upon exercise of Warrants shall be dated the date on which the exercise is perfected by the Holder as provided in Section 3 hereof (the "Exercise Date") and any interest-bearing securities so issued shall accrue interest from the Exercise Date.

     Section 5.     Transfers of Warrants.
                    ---------------------

     Section 5.1.   Investment Intent with respect to Warrants.  The Warrants
                    ------------------------------------------
have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or state securities laws. The Holder of a Warrant Certificate, by its acceptance thereof, represents and warrants that the Warrants are being acquired as an investment and not with a view to the distribution thereof, and understands and acknowledges that each Warrant Certificate shall bear a restrictive legend substantially as set forth below:

     "THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES) OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     "THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS FURTHER RESTRICTED BY THE TERMS OF THE WARRANT AGREEMENT REFERRED TO HEREIN."

     Section 5.2.   Restrictions on Transferability of Warrants.  Subject to
                    -------------------------------------------
compliance with all applicable federal and state securities laws, the Warrants and this Agreement may be transferred only in accordance with the provisions of this Section 5. The Holder of a Warrant Certificate, by its acceptance thereof, agrees to comply in all respects with the provisions of this Agreement.

     Section 5.3.   Notice of Proposed Transfer of Warrants.  Prior to any
                    ---------------------------------------
proposed transfer of Warrants by an Affiliated Warrant Holder to any third party that is not an Amoco affiliate (a "Proposed Warrant Transfer"), such Affiliated Warrant Holder shall notify the Company of its intention to effect such Proposed Warrant Transfer and the intended manner and circumstances thereof in reasonable detail, specifying the number of Warrants to be sold, the prospective purchaser(s) thereof and the price (or the method or formula for determining the price) and terms and conditions of such sale, and offering to sell such Warrants to the Company or its designee (a "Warrant Purchase Offer") at such price and on like terms and conditions (a "Proposed Warrant Transfer Notice").

     Section 5.4.   Company's Right of Refusal with respect to Proposed Warrant
                    -----------------------------------------------------------
Transfer.  The Company shall have the right to accept (in whole but not in part)
--------
or reject a Warrant Purchase Offer within 24 hours (exclusive of weekends and holidays) following receipt of the Proposed Warrant Transfer Notice. If the Company shall accept such Warrant Purchase Offer within the applicable time period specified above, then the Company shall purchase the Warrants specified in the Proposed Warrant Transfer Notice within 10 business days thereafter on the same terms and conditions set forth therein; provided, however, that if the purchase price specified in the Proposed Warrant Transfer Notice is to be paid in cash, then the Company shall deliver the purchase price to the Holder in immediately available funds by federal wire transfer.

     Section 5.5.   Company's Rejection of Warrant Purchase Offer.
                    ---------------------------------------------

     (a) If the Company (i) rejects such Warrant Purchase Offer, or (ii) does not accept such Warrant Purchase Offer within the applicable time period set forth in Section 5.4, or (iii) accepts such Warrant Purchase Offer within the applicable time period set forth in Section 5.4 but thereafter fails to effect the purchase of all the Warrants within the applicable time period set forth in
Section 5.4, then such Affiliated Warrant Holder shall be free to enter into an agreement to sell all (but not less than all) of such Warrants to the original prospective purchaser and on the terms and conditions specified in the Proposed Warrant Transfer Notice, except that the per-Warrant sale price may differ but shall be equal to or greater than the lesser of (i) the originally-proposed price and (ii) a price equal to (A) the then-current per-share Market Price (as hereinafter defined) of the Common Stock, less (B) 110% of the per-Warrant exercise price; provided, however, that, if the Company requests, such Affiliated Warrant Holder must provide, at its sole expense, (1) a written opinion of legal counsel who is, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the Proposed Warrant Transfer may be effected without registration of the applicable Warrants under the Securities Act, and (2) such certificates and other information as the Company reasonably may require to confirm such opinion, whereupon such Affiliated Warrant Holder shall be entitled to transfer such Warrants in the manner contemplated by such opinion and by this Section 5; and provided further, however, that if the Company accepts such Warrant Purchase Offer within the applicable time period set forth in Section 5.4 but thereafter fails to effect the purchase of all the Warrants within the applicable time period set forth in Section 5.4, the ability of the Affiliated Warrant Holder to sell the Warrants to the original prospective purchaser as set forth above shall not limit other remedies, if any, that may be available to such Affiliated Warrant Holder as a result thereof.

     (b) Any sale of Warrants to the originally-proposed purchaser pursuant to this Section 5 must be consummated within 30 days after the expiration of the time period set forth in Section 5.4.

     Section 5.6.   Limitation on Right of Refusal.  The Company's right of
                    ------------------------------
refusal set forth in this Section 5 shall not apply to subsequent transfers of Warrants by Holders (a) that are not Affiliated Warrant Holders and (b) that acquired Warrants in compliance with all applicable federal and state securities laws and with the other applicable transfer provisions of this Warrant Agreement.

     Section 5.7.   Definition of "Affiliated Warrant Holder".  For the purposes
                    -----------------------------------------
of this Agreement, the term "Affiliated Warrant Holder" shall mean Amoco and any Amoco affiliate to whom Amoco or any Amoco affiliate has transferred Warrants. An Amoco affiliate is any person or entity controlled by, controlling or under common control with Amoco.

     Section 6.     Transfers of Shares.
                    -------------------

     Section 6.1.   Investment Intent with respect to Shares.  The Holder of a
                    ----------------------------------------
Warrant Certificate, by its acceptance thereof, represents and warrants that the Shares issuable upon exercise of Warrants shall be acquired as an investment and not with a view to the distribution thereof, and understands and acknowledges that each certificate representing Warrant Stock shall bear a restrictive legend substantially as set forth below:

     "THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES) OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     "THE TRANSFER OR EXCHANGE OF THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE IS FURTHER RESTRICTED BY THE TERMS OF THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 1, 1997, BY AND BETWEEN THE ISSUER AND AMOCO CORPORATION (THE "WARRANT AGREEMENT"). THE ISSUER WILL FURNISH A COPY OF THE WARRANT

AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST."

     Section 6.2.   Restrictions on Transferability of Shares.  Subject to
                    -----------------------------------------
compliance with all applicable federal and state securities laws, Shares may be transferred only in accordance with the provisions of this Section 6. Each holder of Warrants and Shares, by its acceptance thereof, agrees to comply in all respects with the provisions of this Agreement.

     Section 6.3.   Notice of Proposed Transfer of Shares.  Prior to any
                    -------------------------------------
proposed transfer of Shares by an Affiliated Warrant Stockholder to any third party that is not an Amoco affiliate (a "Proposed Warrant Stock Transfer"), such Affiliated Warrant Stockholder shall notify the Company of its intention to effect such Proposed Warrant Stock Transfer and the intended manner and circumstances thereof in reasonable detail, specifying the number of Shares to be sold, the prospective purchaser(s) thereof and the price and terms and conditions of such sale, and offering to sell such Shares to the Company or its designee (a "Warrant Stock Purchase Offer") at such price and on like terms and conditions (a "Proposed Warrant Stock Transfer Notice").

     Section 6.4.   Company's Right of Refusal with respect to Proposed Warrant
                    -----------------------------------------------------------
Stock Transfer. The Company shall have the right to accept (in whole but not in
--------------
part) or reject a Warrant Stock Purchase Offer within 24 hours (exclusive of weekends and holidays) following receipt of the Proposed Warrant Stock Transfer Notice. If the Company shall accept such Warrant Stock Purchase Offer within the applicable time period specified above, then the Company shall purchase the Shares specified in the Proposed Warrant Stock Transfer within 10 business days thereafter on the same terms and conditions set forth therein; provided, however, that if the purchase price specified in the Proposed Warrant Stock Transfer Notice is to be paid in cash, then the Company shall deliver the purchase price to the Holder in immediately available funds by federal wire transfer.

     Section 6.5.   Company's Rejection of Warrant Stock Purchase Offer.
                    ---------------------------------------------------

     (a) If the Company (i) rejects such Warrant Stock Purchase Offer, or (ii) does not accept such Warrant Stock Purchase Offer within the applicable time period set forth in Section 6.4, or (iii) accepts such Warrant Stock Purchase Offer within the applicable time period set forth in Section 6.4 but thereafter fails to effect the purchase of all such Shares within the applicable time period set forth in Section 6.4, then such Affiliated Warrant Stockholder shall be free to enter into an agreement to sell all (but not less than all) of such Shares to the original prospective purchaser and on the terms and conditions specified in the Proposed Warrant Stock Transfer Notice, except that the per-share sale price may differ but shall not be less than the originally-proposed price less the amount, if any, by which the per share Market Price for Company Common Stock at the date of purchase is less than such Market Price on the date of notice of proposed sale; provided, however, that, if the Company requests, such Affiliated Warrant Holder must provide, at its sole expense, (i) a written opinion of legal counsel who is, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the Proposed Warrant Stock Transfer may be effected without registration of the applicable Shares under the Securities Act, and (ii) such certificates and other information as the

Company reasonably may require to confirm such opinion, whereupon such Affiliated Warrant Stockholder shall be entitled to transfer such Shares in the manner contemplated by such opinion and by this Section 6; and provided further, however, that if the Company accepts such Warrant Stock Purchase Offer within the applicable time period set forth in Section 6.4 but thereafter fails to effect the purchase of all such Shares within the applicable time period set forth in Section 6.4, the ability of the Affiliated Warrant Stockholder to sell such Shares to the original prospective purchaser as set forth above shall not limit other remedies, if any, that may be available to such Affiliated Warrant Stockholder as a result thereof.

     (b) Any sale of Shares to the originally-proposed purchaser pursuant to this Section 6 must be consummated within 30 days after the expiration of the time period set forth in Section 6.4.

     Section 6.6.   Limitation on Right of Refusal.  The Company's right of
                    ------------------------------
refusal set forth in this Section 6 shall not apply to:

     (a) any sales, pursuant to Rule 144 under the Securities Act or otherwise, of a block of fewer than 150,000 Shares;

     (b) any sales pursuant to an offering that is registered under the Securities Act; or

     (c) subsequent transfers of Shares by holders (i) that are not Affiliated Warrant Holders or Affiliated Warrant Stockholders and (ii) that acquired Shares in compliance with all applicable federal and state securities laws and with the other applicable transfer provisions of this Warrant Agreement.

     Section 6.7.   Definition of "Affiliated Warrant Stockholder".  For the
                    ----------------------------------------------
purposes of this Agreement, the term "Affiliated Warrant Stockholder" shall mean Amoco and any Amoco affiliate to whom Amoco or any Amoco affiliate has transferred (a) Warrants that such transferee exercised for Shares or (b) Shares.

     Section 7.     Exercise Price.
                    --------------

     Section 7.1.   Initial Exercise Price and Adjusted Exercise Price. The
                    --------------------------------------------------
initial exercise price of each Warrant shall be $22.97 (the "Initial Exercise Price"). The adjusted exercise price for Common Stock shall be the price that shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof (the "Adjusted Exercise Price").

     Section 7.2.   Common Stock Exercise Price. The term "Common Stock Exercise
                    ---------------------------
Price" herein shall mean the Initial Exercise Price or, if the Initial Exercise Price has been adjusted pursuant to the terms of Section 8 hereof, the Adjusted Exercise Price.

     Section 8.     Adjustments to Exercise Price and Number of Securities.
                    ------------------------------------------------------

     Section 8.1.   Computation of Adjusted Exercise Price.  Except as
                    --------------------------------------
hereinafter provided, in case the Company shall issue or sell, or any Company subsidiary shall sell, any shares of

Common Stock at any time after the date hereof (other than the issuances or sales referred to in Section 8.3 or 8.7 hereof), including shares held in the treasury of the Company or by any Company subsidiary (but excluding (i) shares issued upon the exercise of any options, rights or warrants and shares issued upon the direct or indirect conversion or exchange of securities and (ii) shares issued pursuant to employee or director benefit plans approved by a majority of the entire Board of Directors of the Company or any Company subsidiary, as the case may be), for consideration per share less than the Market Price per share of Common Stock on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Common Stock Exercise Price shall (until another such issuance or sale or other event giving rise to an adjustment to the Common Stock Exercise Price pursuant to this Section 8) be adjusted (calculated to the nearest full cent) by multiplying the Common Stock Exercise Price in effect immediately prior to such issuance or sale by the quotient derived by dividing (a) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock that the aggregate consideration received by the Company in connection with such issuance or sale would purchase at such Market Price, by (b) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Common Stock Exercise Price be adjusted pursuant to this computation to an amount in excess of the Common Stock Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock as provided by
Section 8.3 hereof.

     As used herein, the "Market Price" of Common Stock at any date shall be deemed to be the last reported sale price (expressed as a dollar value per share) or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or, if not so listed or admitted, by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System ("NASDAQ/NMS") or, if not approved for quotation on the NASDAQ/NMS, the average of the closing bid and asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ or a similar organization if NASDAQ is no longer reporting such information or, if such security is not quoted on NASDAQ, as determined reasonably and in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

     For the purposes of any computation to be made in accordance with this
Section 8.1, the following provisions shall be applicable:

          (i) in case of the issuance or sale of shares of Common Stock for consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if shares of Common Stock shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith;

          (ii) in case of the issuance or sale of shares of Common Stock for consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company and shall include any amounts payable to security holders or any affiliates thereof, including without limitation, pursuant to any employment agreement, royalty, consulting agreement, covenant not to compete, earned or contingent payment right or similar arrangement, agreement or understanding, whether oral or written, all such amounts being valued for the purposes hereof at the aggregate amount payable thereunder, whether such payments are absolute or contingent, and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof; provided, however, that if any Holder does not agree with such valuation, a mutually acceptable independent appraiser shall make such valuation, the cost of which shall be borne 50% by the Company and 50% by the Holders;

          (iii) shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company other than the Common Stock shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration;

          (iv) The reclassification of securities of the Company (other than shares of Common Stock) into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 8.1; and

          (v) the number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof), upon the exercise of options, rights and warrants and upon the conversion or exchange of convertible or exchangeable securities, but shall exclude the aggregate number of shares held by Company subsidiaries for the Company's benefit.

     Section 8.2.   Options, Rights, Warrants and Convertible and Exchangeable
                    ----------------------------------------------------------
Securities. In case the Company shall at any time after the date hereof (except
----------
pursuant to an employee or director benefit plan approved by a majority of the Company's entire Board of Directors) issue options, rights or warrants to purchase or subscribe for, or exercisable for, shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for consideration per share less than the Market Price for Common Stock immediately prior to the issuance of such options, rights, warrants or convertible or exchangeable securities, or without consideration, the Common Stock Exercise Price in effect immediately prior to the issuance of such options, rights, warrants or convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 8.1 hereof; provided, however, that:

     (a) the aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for consideration equal to the minimum purchase or subscription price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants;

     (b) the aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of such convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; and

     (c) if any change shall occur in the purchase or subscription price per share provided for in any of such options, rights or warrants or in the conversion or exchange price per share of such securities, such options, rights, warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights, warrants or convertible or exchangeable securities at the new purchase, subscription, conversion or exchange price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

     Section 8.3.   Subdivision and Combination.  In case the Company shall at
                    ---------------------------
any time (i) declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (ii) subdivide or combine the outstanding shares of Common Stock, or (iii) issue any class of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the Common Stock Exercise Price in effect immediately prior to the record date for such dividend or the effective date of such subdivision, combination or reclassification shall forthwith be proportionately adjusted so that the holder of any Warrant exercised after such date shall be entitled to receive the aggregate number and kind of capital stock that, if such Warrant had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, division, subdivision, combination or reclassification.

     Section 8.4.   Adjustment in Number of Securities. Upon each adjustment of
                    ----------------------------------
the Common Stock Exercise Price pursuant to the provisions of this Section 8, the number of shares of Common Stock issuable upon exercise at the adjusted Common Stock Exercise Price of each

Warrant shall be adjusted to the nearest full share by multiplying a number equal to the Common Stock Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Common Stock Exercise Price.

     Section 8.5.   Common Stock.  If any class, classes and/or series of
                    ------------
capital stock is issued in exchange for Common Stock upon conversion thereof or in lieu thereof in connection with any change in par or stated value, recapitalization, reorganization or other transaction, such class, classes and/or series of capital stock shall thereafter be the Common Stock referred to herein.

     Section 8.6.   Merger or Consolidation.  In case of any consolidation or
                    -----------------------
merger of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the outstanding Common Stock or other securities issuable upon exercise of Warrants) or in case of any sale or conveyance to another person, corporation or other entity of all or substantially of the assets and the property of the Company, then, as a condition of such consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall execute and deliver to the Holder of each Warrant then outstanding a supplemental warrant agreement providing that such Holder shall have the right thereafter to receive, upon exercise of such Warrant (until the expiration of such Warrant) the kind and amount of securities, rights and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of Shares issuable upon exercise of such Warrant immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments that shall be identical to the adjustments provided in this Section 8. The above provision of this subsection shall similarly apply to successive consolidations, mergers, conveyances and sales.

     Section 8.7.   No Adjustment of Exercise Price in Certain Cases.  No
                    ------------------------------------------------
adjustment of the Common Stock Exercise Price shall be made:

     (a) upon the issuance or sale of the Warrants, upon exercise of the Warrants or the issuance of the shares of Common Stock issuable upon the exercise of the Warrants; or

     (b) if the amount of said adjustment shall be less than one cent ($0.01) per share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that, together with any adjustment so carried forward, shall amount to at least one cent ($0.01) per share.

     Section 8.8.   Certificate of Adjustment.  After each adjustment of the
                    -------------------------
Common Stock Exercise Price or the number of Shares purchasable upon exercise of Warrants pursuant to this Section 8, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Common Stock Exercise Price, as so adjusted; (ii) the number of Shares purchasable upon exercise of each Warrant after such adjustment;

and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with its records and cause a brief summary thereof to be sent by first class mail to each Holder at his last address as it shall appear on the registry books of the Company. No failure to mail such summary nor any defect therein or in the mailing thereof shall affect the validity thereof.

     Section 8.9.   Validity of Warrant Certificate.  Irrespective of any
                    -------------------------------
adjustments or changes in the Common Stock Exercise Price or the number of Shares purchasable upon exercise of Warrants, Warrant Certificates theretofore and thereafter issued shall continue to express the Common Stock Exercise Price per share and the number of Shares purchasable thereunder as of the date such Warrant Certificates were originally issued; provided, however, that the Holders shall be entitled to exercise Warrants represented by such Warrant Certificates after giving effect to each such adjustment and change, and such Warrant Certificate shall be deemed to incorporate each such adjustment and change as if new Warrant Certificates reflecting each such adjustment and change had been issued to the Holders.

     Section 8.10.  Dividends and Other Distributions.  In the event that the
                    ---------------------------------
Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock and other than a regularly scheduled dividend with respect to any calendar year declared within such calendar year or the following calendar year that does not exceed one hundred percent (100%) of net earnings (after taxes) for such calendar year) or otherwise distribute to all its stockholders any assets (including shares of any subsidiary), property, rights, evidences of indebtedness, securities (other than shares of Common Stock) then, forthwith upon such declaration, the Common Stock Exercise Price (until another such declaration or other event causing price adjustments to the Common Stock Exercise Price pursuant to this Section 8) whether issued by the Company or by another, or other thing of value, shall be adjusted (calculated to the nearest $0.0001) by multiplying the Common Stock Exercise Price in effect immediately prior to the record date for such dividend or other distribution by the quotient derived by dividing (i) the difference between (a) the product of the number of shares of Common Stock outstanding immediately prior to such declaration multiplied by the Market Price for Common Stock immediately prior to such declaration and (b) the aggregate fair market value amount of such dividend or distribution so declared by (ii) the product of the number of shares of Common Stock outstanding immediately prior to such declaration multiplied by the Market Price for Common Stock immediately prior to such declaration. Such adjustments shall be made on the record date for determination of stockholders entitled to receive such dividend or distribution.

     Section 9.     Exchange and Replacement of Warrant Certificates. Each
                    ------------------------------------------------
Warrant Certificate is exchangeable, without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for one or more new Warrant Certificates of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant Certificates, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor in lieu thereof.

     Section 10.    Elimination of Fractional Interests.  The Company shall not
                    -----------------------------------
be required to issue certificates representing fractions of shares of Common Stock upon the exercise of Warrants, nor shall it be required to issue scrip or pay cash in lieu of such fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

     Section 11.    Reservation and Listing of Securities.  The Company shall at
                    -------------------------------------
all times reserve and keep available out of its authorized capital stock, solely for the purpose of issuance of Common Stock issuable upon exercise of Warrants, such number of shares of Common Stock as shall be issuable upon exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Common Stock Exercise Price, all Shares of Common Stock and other securities issuable upon such exercise when issued shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any security holder of the Company. As long as Warrants shall be outstanding, the Company shall use reasonable efforts to cause the Common Stock issuable upon the exercise of Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock may then be listed and/or quoted on NASDAQ/NMS.

     The Company represents and warrants that (a) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware and has all requisite power, authority and legal right to enter into this Agreement; (b) this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) the Warrants have been duly authorized, validly issued and are fully paid and non-assessable and are not subject to any preemptive rights; (d) the issuance of the Warrants does not violate or conflict with or result in a breach or default under (i) any material agreement or instrument by which the Company is bound or (ii) any judgment, decree, rule or regulation applicable to the Company; and (e) as of September 29, 1997, the Company had 26,393,032 shares of Common Stock issued and outstanding.

     Section 12.    Notices to Warrant Holders.  Nothing contained in this
                    --------------------------
Agreement shall be construed as conferring upon the Holders of Warrants the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the earlier of the expiration of the Warrants or their exercise, any of the following events shall occur:

     (a) the Company shall take a record of the holders of shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (b) the Company shall offer to all the holders of shares of Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

     (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety or a capital reorganization, merger or share exchange involving the Company shall be proposed;

then, in any one or more of said events, the Company shall give notice of such event to each Holder of Warrants at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or offer. Such notice shall specify record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with such dividend, distribution, offer, dissolution, liquidation, winding up or sale.

     Section 13.    Registration Rights.
                    -------------------

     Section 13.1.  Registrable Securities.  For the purposes of this Agreement,
                    ----------------------
"Registrable Securities" shall mean (a) the Shares, (b) all securities issued as distributions or dividends on the Shares and (c), all securities into which (i) the Shares or (ii) any securities issued as distributions or dividends on the Shares are, in each case, changed, exchanged or converted pursuant to any reorganization, reclassification, consolidation, merger or share exchange, or to any sale, transfer or other disposition of Company assets.

     Section 13.2.  Demand Registration.  From the date on which the Company
                    -------------------
issues any Shares until the expiration of the holding period that would permit a non-affiliate to sell Shares without restriction under Rule 144(k) (the "Registration Period"), Amoco and/or any holders of Registrable Securities that acquired such Registrable Securities in compliance with the transfer provisions of this Agreement (each a "Securityholder") and that are authorized by Amoco or any transferee will be entitled one time in the aggregate to require the Company, by delivery to the Company of a notice (the "Demand"), to cause Registrable Securities held by such Securityholder(s) to be registered for sale to the public under the Securities Act. Upon receipt of such a notice, the Company agrees to use reasonable commercial efforts to file a registration statement (on Form S-3 or a successor form or, if the Company is not then eligible to use Form S-3 or a successor form, then on a form appropriate for registration of the Registrable Securities) with the Securities and Exchange Commission (the "Commission") within 30 days after such request and to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations under the Securities Act) as would permit or facilitate the sale and distribution of such Registrable Securities as are specified in the Demand in the manner of distribution specified therein, together with all Registrable Securities of any Securityholder(s) joining in such request as are specified in requests received by the Company within 15 days after receipt of such Demand; provided, however, that the Company shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 13.2:

     (a) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance except as may be required by the Securities Act;

     (b) during the period starting with the date 45 days prior to the filing of, and ending on a date 90 days following the effective date of, a registration statement filed by the Company (other than with respect to a registration statement relating to a Rule 145 or other business combination transaction, an offering solely to employees and/or directors or any other registration that is not appropriate for the registration of Registrable Securities);

     (c) at any time when the Securityholders would be required to refrain from selling Registrable Securities pursuant to Section 13.9(f) hereof;

     (d) with respect to Registrable Securities that constitute less than twenty-four percent (24%) of all Registrable Securities originally outstanding; or

     (e) more than once in the aggregate for all Securityholders.

In the event that any Securityholder seeks to require the Company to effect the registration of Registrable Securities at a time when the Company is not obligated to effect such registration pursuant to clause (b) or (c) of the immediately preceding sentence, such Securityholder shall be entitled to require the Company to effect the registration of Registrable Securities as soon as the conditions specified in such clauses (b) and (c) cease to apply.

     Notwithstanding anything herein to the contrary, however, no Demand shall be deemed to have been made if (i) the registration statement relating to the Demand does not become effective for any reason other than a withdrawal of the Demand, (ii) the registration statement relating to the Demand does not remain effective for the period required pursuant to this Agreement because the Company has failed to fulfill its obligations hereunder or (iii) the Securityholders who have requested that their Registrable Securities be included in such registration (A) withdraw their requests because the Company has exercised its right under this Agreement to delay registration, (B) withdraw their requests, or are unable to complete the sale of their Registrable Securities pursuant to the registration statement, because of the requirements of Section 13.10(b) hereof or (C) withdraw their requests for any reason other than a reason described in (A) or (B) above and reimburse the Company for all of its expenses incurred in connection with such registration; provided, however, that no more than two withdrawals may be made in the aggregate by all Securityholders pursuant to this clause (iii)(C).

      Section 13.3.  Company's Purchase Option in lieu of Demand Registration.
                     --------------------------------------------------------

Notwithstanding Section 13.2 above, and in lieu of effecting registration pursuant to the Demand, the Company shall have the right to purchase all (but not less than all) of the Registrable Securities that Securityholders have requested be registered at a price equal to the average closing price of the Registrable Securities for the 15 trading days immediately succeeding the date on which the Demand is made as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or, if not so listed or admitted, on the NASDAQ/NMS or, if not approved for quotation on the NASDAQ/NMS, the average closing bid price as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information or, if such security is not quoted on NASDAQ, the price established pursuant to an appraisal conducted by a third party selected by the Company who reasonably is acceptable to Securityholders holding a majority of the Registrable Securities to be included in such registration. The Company must notify such Securityholders whether or not it intends to exercise its purchase right by the later of (a) 30 days after the Demand is made and (b), if the Company exercises any right under this Agreement to delay filing the registration statement, the end of the delay period (but in any event not to exceed 90 days). The Company's failure to notify such Securityholders that the Company intends to exercise its purchase right within the time period specified in the immediately-preceding sentence shall constitute the Company's election to proceed with registration in accordance with the Demand and the other provisions of this Agreement. If the Company exercises its purchase right as outlined above, the closing of the purchase will occur within five business days following the date on which the Company has notified such Securityholders that it intends to exercise its purchase right in accordance with this Section 13.3, with the purchase price payable in immediately available funds by federal wire transfer.

     Section 13.4.  Incidental Registration.
                    -----------------------

     (a) If, at any time or from time to time, the Company shall determine to register any of its Common Stock, either for its own account or for the account of a security holder or holders exercising their respective demand registration rights (other than any such registration relating to a Rule 145 or other business combination transaction, an offering solely to employees and/or directors or any other registration that is not appropriate for the registration of Registrable Securities), the Company will (i) promptly give to each Securityholder holding at least twenty-four percent (24%) of all Registrable Securities originally outstanding notice thereof, and (ii) include in such registration (and any related qualification under the blue sky laws or other compliance), subject to Section 13.4(b) hereof, all the Registrable Securities specified in a request made by any such Securityholder within ten (10) days after its receipt of such notice from the Company. Such registration shall not constitute a demand registration described under Section 13.2 hereof.

     (b) If the registration pursuant to this Section 13.4 hereof is an underwritten offering, the right of any Securityholder to such registration shall be conditioned upon such Securityholder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Securityholders proposing to distribute all or a portion of their Registrable Securities through such underwriting shall (together with the Company and the other holders distributing securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter that the Company selects for such underwriting, and shall provide to the Company upon request such information as may be specified in such request. Notwithstanding any other provision of this Section 13.4, if the managing underwriter in its sole discretion determines that marketing factors require a limitation of the number or type of securities to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration to the extent that such managing underwriter in its sole discretion may deem necessary or appropriate (the "Maximum Offering Amount"). The Company shall so advise all Securityholders and the other holders distributing their Company securities through such underwriting pursuant to piggyback or incidental registration rights similar to the rights of the Securityholders under this Section 13.4. The Maximum Offering Amount shall be allocated in the following order:

          (i) first, to the Company and to all holders of Company securities having the right to include such securities in such registration (other than the Securityholders and those whose right to include Company securities is expressly pari passu with, or is expressly subordinated to, that of the Securityholders), who shall be entitled to participate in such offering in accordance with the relative priorities, if any, as shall exist among them;

          (ii) second, if and to the extent that the total number of Company securities that the Company and such holders of Company securities collectively wish to register is less than the Maximum Offering Amount, then the Securityholders and all holders of Company securities whose right to include such securities in such registration is expressly pari passu with the right of the Securityholders shall be entitled to participate in the registration pro rata in accordance with the number of Registrable Securities and other Company securities held by each such Securityholder and other holders, respectively, as to the remainder, with a further pro rata allocation to the extent any such person has requested registration of fewer Registrable Securities or other Company securities, as applicable, than such person is entitled to have registered; and

          (iii) third, if and to the extent that the total number of Company securities to be included in the offering following the allocations set forth in the two immediately-preceding sentences is less than the Maximum Offering Amount, then the holders of other Company securities whose right to include such securities in such registration is expressly subordinated to that of the Securityholders shall be entitled to participate in such offering in accordance with the relative priorities, if any, as shall exist among them.

     If any Securityholder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by notice to the Company and the managing underwriter.

     (c) The Company shall have the right to terminate or withdraw any registration under this Section 13.4 prior to the effectiveness of such registration whether or not any Securityholder has elected to include Registrable Securities in such registration.

     (d) A Securityholder may withdraw from participation in any incidental registration for any reason and at any time prior to the execution and delivery of the underwriting agreement, if any, relating to the registration.

     (e) The Company agrees that any incidental registration rights that the Company may grant after the date of this Agreement that are exercisable during the Exercise Period shall be either pari passu with, or subordinated to, the incidental registration rights granted under this Agreement.

     Section 13.5.  Company's Purchase Option in lieu of Incidental
                    -----------------------------------------------
Registration. Notwithstanding Section 13.4 above, and in lieu of effecting the
------------
incidental registration of Registrable Securities as set forth therein, the Company shall have the right to purchase the Registrable Securities that Securityholders have requested be included in such Company registration at a price equal to the price at which the securities in such registration are to be offered to the public. The Company must notify such Securityholders whether or not it intends to exercise its purchase right by the date on which the Commission declares the Company's registration effective. If the Company exercises its purchase right as outlined above, the closing of the purchase will occur within five business days following the date on which the Company has notified such Secuirtyholders that it intends to exercise its purchase right in accordance with this Section 13.5.

     Section 13.6.  Expenses of Registration.  The Company shall bear all
                    ------------------------
registration, qualification and filing fees (including NASD filing fees), fees and disbursements of Company counsel and accountants and blue sky fees and expenses incurred in connection with any registration pursuant to Sections 13.2 or 13.4 hereof. All other fees and expenses incurred in connection with a registration (including, without limitation, underwriting discounts, selling commissions and stock transfer taxes applicable to the Company securities included in the registration) shall be borne by the Company, the Securityholders and other selling stockholders, as applicable, pro rata on the basis of the number of Company securities included in such registration.

     Section 13.7.  Plan of Distribution.
                    --------------------

     (a) The distribution of Registrable Securities pursuant to a registration under Section 13.2 shall be effected only by or through such investment banking firm or firms as may be designated by the Securityholders and as are reasonably satisfactory to the Company in connection with the filing of the applicable registration statement, acting in such capacity (as broker, dealer, principal or otherwise), and receiving such compensation, as may be agreed by the Securityholders of the Registrable Securities to be distributed and such investment banking firm or firms.

     (b) The Company shall give the Securityholder(s) of Registrable Securities to be included in any registration statement at least ten (10) days' notice prior to the filing of a registration statement pursuant to Section 13.2 hereof. Such Securityholder(s) shall advise the Company within five (5) days of receipt of such notice of the terms of its or their compensation arrangements with the designated investment banking firm or firms, the capacity in which such firm or firms will act, the distribution proposed by such Securityholder(s) and such information regarding such Securityholder(s) and the Registrable Securities that they hold as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     (c) The Securityholders shall be entitled to exclude from any registration effected pursuant to Section 13.2 hereof any shares of Common Stock other than Registrable Securities if the investment banking firm or firms designated under subsection (a) hereof determines that marketing factors require a limitation of the number of shares to be included in such registration.

     Section 13.8.  Indemnification.
                    ---------------

     (a) The Company will indemnify each Securityholder, each of its officers, directors, partners, employees and agents and each person controlling such Securityholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any other federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Securityholder, each of its officers, directors, employees and agents and each person controlling such Securityholder for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any written information furnished to the Company pursuant to an instrument duly executed by such Securityholder or controlling person and stated to be specifically for use therein.

     (b) Each Securityholder will, if Registrable Securities held by such Securityholder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Securityholder, each of its officers and directors and each person controlling such Securityholder within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Securityholders, such directors, officers, persons, underwriters or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with any written information furnished to the Company pursuant to an instrument duly executed by such Securityholder and stated to be specifically for use therein; provided, however, that the obligations of each Securityholder shall be limited to an amount equal to the net proceeds that such Securityholder received upon the sale of its Registrable Securities.

     (c) Each party entitled to indemnification under this Section 13.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless, but only to the extent that, the failure to give such notice is actually prejudicial to an Indemnifying Party's ability to defend such action, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that if the Indemnified Party determines in good faith that a conflict of interest exists and that therefore it is advisable for such Indemnified Party or parties to be represented by separate counsel or that, upon written advice and legal opinion of counsel, there may be sound legal defenses available to it or them that are different from or in addition to those available to the Indemnifying Party, then the Indemnifying Party shall not be entitled to assume such defense and the Indemnified Parties shall be entitled to counsel at the Indemnifying Party's expense. If an Indemnifying Party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the Indemnifying Party will pay the reasonable fees and expenses of counsel of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any Securityholder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Securityholder, makes a claim for indemnification pursuant to this Section 13.8 but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 13.8 provides for indemnification in such case, the Company and such Securityholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Securityholder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement; and the Company is responsible for the remaining portion not payable by any Securityholder or other holder; provided, however, that, in any such case, (A) no such Securityholder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement, and (B) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 13.9.  Obligations of the Company.  Whenever required under this
                    --------------------------
Agreement to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective until the closing of the offering to which the registration statement relates, but in no event longer than 90 days;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary (i) to update and keep such registration statement effective as provided in Section 13.9(a) hereof, (ii) to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement and (iii) to reflect a modification in the manner of distribution of such Registrable Securities. Notwithstanding anything else to the contrary contained herein, the Company shall not be required to disclose in any amendment or supplement to a registration statement or otherwise (A) any confidential information concerning any matter that is the subject of a notice given under Section 13.9(f) hereof as to which the Company has a bona fide interest in withholding disclosure, or (B) historical financial statements or pro forma financial information required by Regulation S-X of the Commission in connection with a business acquisition or disposition prior to the date when such information would otherwise be required to be filed with the Commission (including extensions pursuant to Item 7(a)(4) of Form 8-K);

     (c) furnish to the Securityholders such numbers of copies of any prospectus included in such registration statement, including any preliminary prospectus, in conformity with the requirements of the Securities Act, and such other customary agreements and documents (including attorney opinion letters) as they may reasonably request in order to facilitate the disposition of such Registrable Securities owned by them;

     (d) use its best efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Securityholders whose Registrable Securities have been included in such registration statement (provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions) and to maintain the effectiveness of such registration and qualification until the closing of the offering to which the registration statement relates, but in no event longer than 90 days;

     (e) in the event of any underwritten public offering contemplated by
Section 13.2 hereof, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Securityholder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

     (f) notify each Securityholder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which the prospectus is used, and, except for periods (not to exceed 90 days per calendar year in the aggregate) during which the Company has a bona fide corporate interest in withholding disclosure or the time period for filing with the Commission information referred to in Section 13.9(b)(B) hereof has not expired, promptly prepare and furnish to such Securityholders a supplement or amendment to such prospectus, or otherwise update such prospectus through the filing of a Current Report on Form 8-K or otherwise, so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (g) upon reasonable request, de-register promptly any Registrable Securities held by a Securityholder not sold during the period that a registration statement relating to such Registrable Securities was effective;

     (h) appoint a transfer agent and registrar for Registrable Securities that are registered pursuant to this Agreement and use reasonable efforts to ensure that the Common Stock CUSIP will apply to the registered Registrable Securities; and

     (i) upon reasonable request, obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters that are customarily covered by such cold comfort letters.

     Section 13.10. Securities Law Compliance.
                    -------------------------

     (a) The Securityholders of Registrable Securities included in any registration effected pursuant to this Agreement covenant that they will comply with the Securities Act and with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to any such registration, recognizing that the Company may notify such Securityholders in accordance with Section 13.9(f) hereof that the registration statement is not then current.

     (b) The Securityholders of Registrable Securities included in any registration effected pursuant to this Agreement agree that, immediately upon receipt of a notification pursuant to Section 13.9(f) hereof, they will refrain from selling Registrable Securities until subsequently notified by the Company that the registration statement is current.

     (c) The Company shall file such reports with the Commission as will enable Securityholders to sell Registrable Securities pursuant to Rule 144 under the Securities Act; provided, however, that nothing in this Agreement shall be construed to require the Company to subject itself to the registration requirements of the Securities Act if the Company is not subject to such requirements immediately prior to the making of such request.

     Section 13.11. Standoff Agreement.  Upon request of the underwriters
                    ------------------
managing any underwritten offering of the Company's securities (including, without limitation, any underwritten offering of Registrable Securities), the Securityholders agree not to sell, make any short sale of, lend, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in such registration), without the prior consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

     Section 13.12. Duty of Cooperation.  It shall be a condition to the
                    -------------------
obligations of the Company under this Agreement that each Securityholder participating in a registration pursuant to this Agreement:

     (a) cooperate with the Company in the preparation and filing of the documents constituting such Registration Statement (including any post-effective amendment or supplement thereto) in such manner not inconsistent with the provisions hereof as the Company may reasonably request, including (without limitation) furnishing information regarding such Securityholder and the distribution of securities;

     (b) enter into such undertakings with the Company relating to the conduct of the offering of securities pursuant to such Registration Statement and not inconsistent with the provisions hereof as the Company may reasonably request in order to assure compliance with applicable laws; and

     (c) upon receipt of any notice from the Company that the Registration Statement or prospectus is required to be amended or supplemented, comply promptly and fully with any directive contained therein with respect to the discontinuance of the offer and sale of such securities.

     Section 14.    Notices. All notices, requests, consents and other
                    -------
communications hereunder shall be in writing and shall be deemed to have been duly made and given:

     (a) when mailed by overnight delivery service:

         (i) if to Amoco, to William R. Hutchinson, Vice President, Financial Operations, Amoco Corporation, 200 East Randolph Drive, Mail Code 3205, Chicago IL 60601;

         (ii) if to any Holder or Securityholder other than Amoco, to the address of such person as shown on the books of the Company; or

         (iii) if to the Company, to the Company's General Counsel at the Company's address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders and/or Securityholders; or

     (b) when sent by facsimile transmission (with telephonic confirmation of receipt):

         (i) if to Amoco, to William R. Hutchinson, Vice President, Financial Operations, Amoco Corporation, at 312/856-4346 (confirming telephone number 312/856-5737) or to such other individual addressee, facsimile number and/or confirming telephone number as Amoco may designate by notice to the Holders and/or Securityholders;

         (ii) if to any Holder or Securityholder other than Amoco, to the facsimile and confirming telephone numbers, if any, of such person as shown on the books of the Company; or

         (iii) if to the Company, to the Company's General Counsel at 817/870-1671 (confirming telephone number 817/870-2800) or to such other facsimile and confirming telephone numbers as the Company may designate by notice to the Holders and/or Securityholders.

     Section 15.    Supplements and Amendments.  The Company and Amoco may from
                    --------------------------
time to time supplement or amend this Agreement without the approval of any Holders or Securityholders (other than Amoco) in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and Amoco may deem necessary or desirable and that the Company and Amoco deem shall not adversely affect the interests of the Holders.

     Section 16.    Successors.  All the covenants and provisions of this
                    ----------
Agreement shall be binding upon and inure to the benefit of the Company and Amoco and their respective successors and assigns hereunder to the extent set forth herein.

     Section 17.    Termination.  Except for the covenant of the Company
                    -----------
contained herein that all Shares shall be validly issued, fully paid and non-assessable, this Agreement, and all provisions hereof, shall terminate at 5:00 p.m., Fort Worth, Texas time on September 29, 2002.

     Section 18.    Governing Law; Submission to Jurisdiction.  This Agreement
                    -----------------------------------------
and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be in accordance with the laws of such State without giving effect to the rules of such State governing conflicts of laws.

     The Company, Amoco, the Holders and the Securityholders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Texas or of the United States of America for the Northern District of Texas (Fort Worth Division), and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The Company, Amoco, the Holders and the Securityholders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum and also hereby irrevocably waive any right or claim to trial by jury in connection with any such action, proceeding or claim. Any such process or summons to be served upon any of the Company, Amoco, the Holders or the Securityholders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address referred to in
Section 14 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, Amoco, the Holders and the Securityholders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its(their) reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     Section 19.    Entire Agreement; Modification or Amendment.  This Agreement
                    -------------------------------------------
contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     Section 20.    Severability.  If any provision of this Agreement shall be
                    ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     Section 21.    Captions.  The caption headings of the Sections of this
                    --------
Agreement are for convenience of reference only, are not intended as, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     Section 22.    Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

         [The remainder of this page has intentionally been left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the day and year first above written.

                                  CROSS TIMBERS OIL COMPANY

[SEAL]

                                  By: /s/ VAUGHN O. VENNERBERG II
                                     ----------------------------------
                                          Vaughn O. Vennerberg II,
                                          Senior Vice President--Land

Attest:



By: /s/ FRANK G. MCDONALD
   --------------------------------------
   Frank G. McDonald, Assistant Secretary


                                  AMOCO CORPORATION

[SEAL]

                                  By: /s/ LON O. BUEHNER
                                     ----------------------------------
                                  Printed Name: Lon O. Buehner
                                               ------------------------
                                  Title: Attorney-In-Fact
                                        -------------------------------

Attest:



By:
   --------------------------------------

Printed Name:
             ----------------------------
Title:
      -----------------------------------

                                   EXHIBIT A

                         (FORM OF WARRANT CERTIFICATE)


     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES) OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS FURTHER RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.


                            EXERCISABLE ON OR BEFORE
             5:00 P.M., FORT WORTH, TEXAS TIME, SEPTEMBER 29, 2002.


WARRANT NO. 00                                                  ___,000 WARRANTS


     This Warrant Certificate certifies that __________________, or its registered assigns ("Holder"), is the holder of Warrants to purchase, in whole or in part, at any time from the date of this Warrant Certificate until 5:00 p.m. Fort Worth, Texas time on September 29, 2002 (the "Expiration Date"), ____________________ THOUSAND (___,000) fully paid and non-assessable shares of Common Stock, par value $0.01 per share (the "Common Stock"), of CROSS TIMBERS OIL COMPANY, a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Common Stock Exercise Price"), of $22.97 per share, upon surrender of this Warrant Certificate and payment of the Common Stock Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement of even date herewith between the Company and Amoco Corporation (the "Warrant Agreement"). Each Warrant initially entitles the Holder to purchase one (1) share of Common Stock. Payment of the Common Stock Exercise Price shall be made by federal wire transfer of immediately available funds payable to the order of the Company.

     No Warrant may be exercised after 5:00 p.m., Fort Worth, Texas time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are issued pursuant to the Warrant Agreement, which is hereby incorporated by reference in, and made a part of, this instrument and which is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holder.

     The Warrant Agreement provides that, upon the occurrence of certain events and subject to certain conditions, the Common Stock Exercise Price and the number and/or kind of securities issuable upon exercise of Warrants may be adjusted. In such event, at the written request of the Holder and in exchange for the old Warrant Certificate, the Company will issue a new Warrant Certificate evidencing the adjustment in the Common Stock Exercise Price and the number and/or kind of securities issuable upon the exercise of Warrants; provided, however, that the failure of the Company to issue any such new Warrant Certificate shall not in any way adversely change, alter or otherwise impair the rights of the Holder pursuant to the Warrant Agreement.

     Upon due presentment for registration of assignment of this Warrant Certificate at an office or agency of the Company, and subject to the limitations provided herein and in the Warrant Agreement, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the assignee(s) in exchange for this Warrant Certificate without charge except for taxes or other governmental charges that are imposed in connection with such transfer.

     Notwithstanding any notation of ownership or other writing hereon made by anyone, the Company may deem and treat the Holder as the absolute owner(s) of this Warrant Certificate for the purpose of any exercise of Warrants or of any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings respectively ascribed to them in the Warrant Agreement.

            [The remainder of this page is intentionally left blank]

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


     Dated as of                      ,       .
                 ---------------------  ------

                                  CROSS TIMBERS OIL COMPANY

[SEAL]

                                  By:
                                     -------------------------------------
                                  Printed Name:
                                               ---------------------------
                                  Title:
                                        -------------------------------


Attest:



By:
   --------------------------------
Printed Name:
             -------------------
Title:
      -----------------------------

                          FORM OF ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________________________ (_______) shares of Common Stock and herewith tenders in payment for such securities by federal wire transfer of immediately available funds payable to the order of CROSS TIMBERS OIL COMPANY the amount of $_____________, all in accordance with the terms of that certain Warrant Agreement dated as of December 1, 1997 by and between CROSS TIMBERS OIL COMPANY and AMOCO CORPORATION. The undersigned requests that a certificate for such securities be registered to the following person at the following address:


          Printed Name:
                       ------------------------------
          SSN or TIN:
                       -----------------------------------
          Address:
                       -----------------------------------





and that such certificate be delivered to the following person at the following address:


          Printed Name:
                       ------------------------------

          Address:
                       -----------------------------------







Date:                      Signature:
     ----------------                -------------------------------------------
                           (Signature must conform in all respects to name of
                            Holder as it appears on the face of the Warrant Certificate)

                           Holder's Social Security Number
                            or Taxpayer Identification Number:
                                                              ------------------

                               FORM OF ASSIGNMENT

       (To be executed by the Holder to transfer the Warrant Certificate)



      FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers to the following person at the following address:


          Printed Name:
                       -----------------------------
          SSN or TIN:
                       -----------------------------------
          Address:
                       -----------------------------------






___________________ Warrants represented by this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ attorney to transfer this Warrant Certificate on the books of Cross Timbers Oil Company, with full power of substitution.



Date:                      Signature:
     ----------------                -----------------------------------------
                           (Signature must conform in all respects to name of
                            Holder as it appears on the face of the Warrant Certificate)